SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

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|_|  Preliminary information statement       |_|  Confidential, for  use of  the
                                                  Commission  only (as permitted
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                      CENTURY PACIFIC FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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                      CENTURY PACIFIC FINANCIAL CORPORATION
                          150 WEST JEFFERSON BOULEVARD
                          LOS ANGELES, CALIFORNIA 90007




To the Holders of Preferred Stock and Common Stock of
Century Pacific Financial Corporation:

         Century Pacific Financial Corporation, a Delaware corporation ("Company"), on November 23, 2005, obtained written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote on the following actions:

         1.       To change the Company's name to People's Liberation, Inc.

         2. To authorize a reverse split of the Company's outstanding common stock on a basis of 1 for 9.25, with special treatment for certain of the Company's stockholders to preserve round lot stockholders.

         3.       To approve the adoption of a stock incentive plan.

         The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above actions.

         Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and holders of a majority of the Company's common stock and Preferred Stock voting together as a single class approved the foregoing actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                  By Order of the Board of Directors,

                                  /s/ Daniel Guez
                                  -------------------------------------
                                  Daniel Guez,
                                  Chief Executive Officer and President

Los Angeles, California
December 16, 2005

                      CENTURY PACIFIC FINANCIAL CORPORATION

                              INFORMATION STATEMENT


               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

         This Information Statement is being furnished to the stockholders of Century Pacific Financial Corporation, a Delaware corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. This action is being taken in accordance with the requirements of the general corporation law of the State of Delaware ("DGCL").

         The Company's board of directors has determined that the close of business on December 9, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) the change in the name of the Company from "Century Pacific Financial Corporation" to "People's Liberation, Inc."; (ii) a reverse split of the Company's currently outstanding common stock on a basis of 1 for 9.25, with special treatment for certain of the Company's stockholders to preserve round lot stockholders and the rounding up for fractional interests as herein provided; and (iii) the adoption of a stock incentive plan. The foregoing actions are referred to herein individually as the "Action" or collectively as the "Actions".

         Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

         On November 23, 2005, Daniel Guez and Colin Dyne, the owners of record of an aggregate of 2,031,063.76 shares of the Company's Series A Convertible Preferred Stock, representing approximately 66.9% of the outstanding Series A Convertible Preferred Stock of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         On November 23, 2005, Keating Reverse Merger Fund, LLC ("KRM Fund"), the owner of record of an aggregate of 10,625,287 shares of the Company's common stock, representing approximately 77.1% of the outstanding common stock of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions.

         Daniel Guez, Colin Dyne, and KRM Fund own of record an aggregate of 213,731,663 shares of the Company's common stock on an as converted basis, representing approximately 67.3% of the outstanding voting securities of the Company entitled to vote on the Actions.

         Accordingly, all of the above Actions have been approved by holders representing approximately 66.9% of the outstanding Series A Convertible Preferred Stock, holders representing approximately 77.1% of the Company's outstanding common stock, and holders representing approximately 67.3% of the outstanding common stock and Series A Convertible Preferred Stock voting together as a single class. As such, no vote or further action of the stockholders of the Company is required to approve the Actions. You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of the stockholders of the Company. However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

         On November 23, 2005, the board of directors approved each of the Actions and authorized the Company's officers to deliver this Information Statement.

         The executive offices of the Company are located at 150 West Jefferson Boulevard, Los Angeles, California 90007, and its telephone number is (213) 745-2123.

         This Information Statement will first be mailed to stockholders on or about December 16, 2005 and is being furnished for informational purposes only.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

CHANGE OF CONTROL

         On October 28, 2005, the Company entered into an Exchange Agreement with Versatile Entertainment, Inc., a California corporation ("Versatile"), each of the stockholders of Versatile ("Stockholders"), Bella Rose, LLC, a California limited liability company ("Bella Rose"), each of the members of Bella Rose ("Members"), and Keating Reverse Merger Fund, LLC ("KRM Fund"). The closing of the transactions contemplated by the Exchange Agreement (the "Closing") occurred on November 22, 2005. At the Closing, pursuant to the terms of the Exchange Agreement, the Company acquired all of the outstanding equity interests of Versatile and Bella Rose (the "Interests") from the Stockholders and Members (collectively, the "Owners"), and the Owners contributed all of their Interests to the Company. In exchange, the Company issued to the Owners 2,460,106.34 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of the Company ("Preferred Stock"), which will be convertible into approximately 246,010,634 shares of the Company's common stock ("Conversion Shares"). Since the Company is presently authorized under its Certificate of Incorporation to issue only 150,000,000 shares of common stock, the Company will undertake a reverse stock split as described in this Information Statement to enable the conversion of the Preferred Stock into common stock. The issuance of the Preferred Stock to the Owners was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof.

         Following the exchange transaction, each of Versatile and Bella Rose became a wholly-owned subsidiary of the Company.

CAPITAL RAISE

         Immediately following the Closing, the Company received gross proceeds of approximately $7.8 million in a private placement transaction (the "Capital Raise") with institutional investors and other high net worth individuals ("Investors"). Pursuant to Subscription Agreements entered into with these Investors, the Company sold 578,125.58 shares of Preferred Stock at a price per share of $13.5135. Each share of Preferred Stock will be convertible into 100 shares of the Company's common stock. The Company is required to register the common stock underlying the Preferred Stock issued in the Capital Raise with the Securities and Exchange Commission for resale by the Investors. After commissions and expenses, the Company received net proceeds of approximately $7.2 million in the Capital Raise.

         In connection with the issuance of the Preferred Stock to the Investors, the Company issued warrants to the Investors to purchase an aggregate of 23,125,000 shares of common stock of the Company on a pre-reverse split basis. The warrants have an exercise price of $0.216 per share, subject to adjustments.

         Sanders Morris Harris Inc. acted as placement agent in connection with the Capital Raise. For their services as placement agent, the Company paid Sanders Morris Harris a fee equal to 7%, or approximately $546,875, of the gross proceeds from the financing. The Company also paid for the out-of-pocket expenses incurred by Sanders Morris Harris and all purchasers in the amount of $25,000. In addition, the Company issued to Sanders Morris Harris and its employees, Dean Oakey and Jonah Sulak, warrants to purchase an aggregate of 5,781,250 shares of its common stock on a pre-reverse split basis at an exercise price of $0.135 per share. The warrants are fully vested and have a term of 5 years.

DESCRIPTION OF SECURITIES

         The Company is presently authorized under its Certificate of Incorporation to issue 150,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. Of the 10,000,000 shares of preferred stock authorized, 3,500,000 shares have been designated as Series A Convertible Preferred Stock pursuant to a certificate of designations ("Certificate of Designations"), which was approved by the Company's board of directors, and filed with and accepted by, the Secretary of State of the State of Delaware on November 15, 2005.

         Currently, the Company has 13,775,021 shares of common stock issued and outstanding and 3,038,231.92 shares of Series A Convertible Preferred Stock issued and outstanding ("Preferred Stock"). Each share of Preferred Stock issued to the Owners and Investors will be convertible into 100 shares of the Company's common stock (the "Conversion Rate"). The Preferred Stock will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the reverse split as described herein.

         The holders of Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Preferred Stock carries a number of votes equal to the number of shares of common stock issuable in the Mandatory Conversion based on the then applicable Conversion Rate. As such, immediately following the Exchange Transaction and the Capital Raise, the Owners and Investors owned 95.7% of the total combined voting power of all classes of the Company's securities entitled to vote.

         Upon Mandatory Conversion of the Preferred Stock, and subject to an adjustment of the Conversion Rate as a result of the reverse split described herein, the Owners and Investors will, in the aggregate, receive approximately 32,845,751 shares of the Company's common stock, representing 95.7% of the outstanding shares of the Company's common stock immediately following the Mandatory Conversion and reverse split. The existing stockholders of the Company will, following the Mandatory Conversion and reverse split, own approximately 1,489,192 shares of the Company's common stock, representing 4.3% of the outstanding shares of the Company's common stock immediately following the Mandatory Conversion.

         Immediately following the Closing, the existing officers of the Company resigned, and the newly-appointed directors of the Company were Daniel Guez (Versatile's Chief Executive Officer and Bella Rose's former majority member), Dean Oakey, a director designated by Daniel Guez, and Kevin R. Keating, a director designated by KRM Fund (the "KRM Designate"). Kevin Keating was a director of the Company prior to the Closing and remained as a director of the Company following the Closing. KRM Fund, Colin Dyne, and Daniel Guez agreed to vote their shares of the Company's common stock to elect the KRM Designate to the Company's board for a period of one year following the Closing and to vote for such other persons that may be designated by Daniel Guez to fill any vacant position on the board of directors (other than the KRM Designate). The size of the board is initially three members, but may be increased by the board of directors to five members during the one year period following Closing.

         At the Closing, the Company also entered into a certain financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities received $350,000 from the Company for its advisory services rendered to the Company in connection with the exchange transaction.

         On September 19, 2005, in its Current Report on Form 8-K dated September 16, 2005, the Company reported the execution of a letter of intent to acquire Versatile and Bella Rose. On November 1, 2005, in its Current Report on Form 8-K dated October 28, 2005, the Company reported the execution of a definitive Exchange Agreement to acquire Versatile and Bella Rose and included a copy of the Exchange Agreement therein as Exhibit 2.5. Additionally, on November 3, 2005, the Company filed an Information Statement on Schedule 14f-1 reporting the proposed acquisition of Versatile and Bella Rose and the pending change of control of the Company at the Closing, and mailed the Schedule 14F-1 Information Statement on November 4, 2005, to all shareholders of record as of November 1, 2005. On November 25, 2005, in its Current Report on Form 8-K, the Company reported the closing of the transactions contemplated by the Exchange Agreement and included copies of the Certificate of Designations (as Exhibit 4.1) and financial advisory agreement with Keating Securities (as Exhibit 10.1).


                                VOTING SECURITIES

         The Company had shares of its common stock and Series A Convertible Preferred Stock issued and outstanding at the time of the stockholder action. As of the date of the stockholder action, there were 13,775,021 shares of common stock issued and outstanding and 3,038,231.92 shares of Series A Convertible Preferred Stock issued and outstanding.

         Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Series A Convertible Preferred Stock currently carries 100 votes (based on the number of shares of common stock issuable in the Mandatory Conversion based on the current Conversion Rate on a pre-reverse split basis) in any matter submitted to holders of common stock for vote. The consent of the holders of a majority of the total combined voting power of all classes of the Company's securities entitled to vote was necessary to authorize each of the Actions described herein.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the Company's common stock beneficially owned on November 23, 2005, after giving effect to the Closing of the Exchange and the Capital Raise, for (i) each stockholder known to be the beneficial owner of 5% or more of the Company's outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on an approximated pre- and post- Reverse Split basis. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

         Unless otherwise indicated, each person in the table has sole voting and investment power with respect to the shares shown. The table assumes a total of 317,598,213 and 34,334,942 shares of Century's common stock outstanding as of November 23, 2005, on a pre- and post- Reverse Split basis, respectively, and on an as-converted basis.


--------------------------------------------------------------------------------------------------------------
                                            AMOUNT OF BENEFICIAL   AMOUNT OF BENEFICIAL
                                                  OWNERSHIP             OWNERSHIP              PERCENT OF
       NAME OF BENEFICIAL OWNER             (PRE-REVERSE SPLIT)    (POST-REVERSE SPLIT)   BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------------------------------------
Daniel Guez (1),(2),(3),(4)                     135,751,946              14,675,887               42.7
--------------------------------------------------------------------------------------------------------------
                                                  1,156,796                 125,060                0.4
Darryn Barber (1),(2)
--------------------------------------------------------------------------------------------------------------
                                                  6,182,534                 668,383                1.8
Dean Oakey (2), (5)
5939 Kanan Dume Rd.
Malibu, CA 90265
--------------------------------------------------------------------------------------------------------------
                                                 77,529,430               8,381,560               24.4
Colin Dyne (2)
6205 Busch Drive
Malibu, CA 90265
--------------------------------------------------------------------------------------------------------------
Kevin R. Keating (2),(6)                            500,000                  54,055                  *
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963
--------------------------------------------------------------------------------------------------------------
Keating Reverse Merger Fund, LLC (2),(7)         10,625,287               1,148,679                3.3
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111
--------------------------------------------------------------------------------------------------------------
All Executive Officers and Directors
   as a group                                   143,591,276              15,523,385               44.8
--------------------------------------------------------------------------------------------------------------

(1) Address is c/o Versatile Entertainment, Inc., 150 West Jefferson Boulevard, Los Angeles, California 90007.

(2) The beneficial ownership of Century's common stock is based on the holder's respective ownership of Century's Series A Convertible Preferred Stock, on an as-converted basis after the Capital Raise. Each share of Series A Convertible Preferred Stock is convertible into 100 shares of Century's common stock on a pre-Reverse Split basis. The shares of Series A Convertible Preferred Stock will immediately and automatically be converted into shares of Century's common stock upon the approval by a majority of Century's stockholders (voting together on an as-converted-to-common-stock basis), following the Closing of a 1 for 9.25 reverse stock split of Century's outstanding common stock.

(3) Effective as of the Closing, Keating Reverse Merger Fund, LLC ("KRM Fund"), Colin Dyne and Daniel Guez have agreed to vote their shares of Century's common stock to (i) elect Mr. Keating or such other person designated by KRM Fund from time to time (the "KRM Designate") to Century's board for a period of one year following the Closing, (ii) elect such other persons that may be designated by Daniel Guez from time to time to fill any vacant position on the board of directors (other than KRM Designate), and (iii) approve the Reverse Split, the adoption of a stock incentive plan, and a corporate name change (collectively, the "Actions").

(4)      Includes   10,175,000  and  1,100,000  shares  of  common  stock  on  a pre-reverse split and post-reverse split basis, respectively, held by Daniel S. Guez as Custodian for Isabella Guez UTMA of CA.

(5) Includes 2,576,125 and 278,500 shares of common stock on a pre-reverse split and post-reverse split basis, respectively, that may be acquired upon exercise of warrants which are presently exercisable.

(6) Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC ("KRM Fund") and disclaims any beneficial interest in the shares of Century's Common Stock owned by KRM Fund.

(7) KRM Fund is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of Century's Common Stock owned by Kevin R. Keating. Timothy J. Keating is the majority member of Keating Investments, LLC, the managing member of KRM Fund, and in such capacity, exercises voting and investment control over the shares of Century's common stock owned by KRM Fund.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of
Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on a review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended September 30, 2005, beneficial owners complied with the Section 16(a) filing requirements applicable to them.

                             DIRECTORS AND OFFICERS

         The following table sets forth the names, positions and ages of the Company's current executive officers and directors. All directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by the board of directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors.


---------------------- ----------- ---------------------------------------------
       NAME               AGE                       POSITION
---------------------- ----------- ---------------------------------------------
Daniel Guez (1)            28      Director, Chief Executive Officer, President,
                                   and Secretary
---------------------- ----------- ---------------------------------------------
Darryn Barber (1)          30      Chief Financial Officer
---------------------- ----------- ---------------------------------------------
Dean Oakey(1)              47      Director
---------------------- ----------- ---------------------------------------------
Kevin R. Keating           65      Director
---------------------- ----------- ---------------------------------------------

     (1) These persons were appointed to their respective positions on November 22, 2005 after the Closing of the Exchange Agreement, including the issuance of the Series A Convertible Preferred Stock to the former members of Bella Rose and the stockholders of Versatile.

         Effective as of the Closing of the Exchange, Mr. Guez became the Chief Executive Officer, President and Secretary of the Company. Mr. Guez is also the President, Secretary, and Chief Financial Officer of Versatile Entertainment, Inc. which designs, develops, markets and distributes high fashion jeans, knits and other apparel under the brand name "People's Liberation." Versatile was established in April 2001 and commenced operations of its People's Liberation business in July 2004. Prior to the Closing, Mr. Guez was the majority member of Bella Rose, LLC, which designs, develops, markets and distributes high fashion jeans, casual wear and other apparel under the brand name "William Rast." Bella Rose was established in May 2005. Prior to July 2004, Mr. Guez managed several private label divisions of Innovo Group, Inc. and Azteca Production International, Inc., Los Angeles based manufacturers of denim apparel. Mr. Guez started his career in the apparel industry in 1995.

         Also effective as of the Closing, Mr. Barber became Chief Financial Officer of the Company. Prior to joining the Company, Mr. Barber spent five years as a senior associate at Europlay Capital Advisors, LLC and its affiliates. Mr. Barber has been successful in evaluating, developing, and operating businesses in the entertainment and technology fields. Mr. Barber has been responsible for preparing business models, financial planning, evaluating and valuing businesses, providing corporate and strategic advice and preparing businesses for strategic transactions. Mr. Barber brings over 10 years experience in owning and operating businesses. Prior to Europlay Capital
Advisors, Mr. Barber was Director of Operations of Trademark Cosmetics, a private label cosmetic manufacturing company. Mr. Barber earned a MBA from California State University Northridge and a BA in business economics from University of California Santa Barbara.

         Mr. Oakey became a Director effective as of the Closing. From June 1997 to the present date, Mr. Oakey has served as the Managing Director of Corporate Finance and Capital Markets at Sanders Morris Harris, Inc., an investment banking firm. In this capacity, Mr. Oakey has been responsible for business development and management duties, with a focus on the apparel industry.

         Mr. Keating, a Director of the Company since February 4, 2005, and the former President, Secretary and Treasurer of the Company, is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which had a management agreement with the Company that terminated effective as of the Closing.

                        COMMITTEES OF BOARD OF DIRECTORS

         Our board of directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; (3) establishing procedures for the confidential, anonymous submission by its employees of concerns regarding accounting and auditing matters; (4) engaging outside advisors; and, (5) funding for the outside auditory and any outside advisors engagement by the audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. Our board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. Our board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

         The Company does not have a standing disclosure committee, compensation or nominating committee or committees performing similar functions. The duties and functions performed by such committees are performed by the full Board of Directors. Pursuant to a certain Voting Agreement, KRM Fund, Colin Dyne and Daniel Guez have agreed to vote their shares of Century's common stock to (i) elect Mr. Keating or such other person designated by KRM Fund from time to time (the "KRM Designate") to Century's board for a period of one year following the Closing, (ii) elect such other persons that may be designated by Daniel Guez from time to time to fill any vacant position on the board of directors (other than KRM Designate), and (iii) approve the Reverse Split, the adoption of a stock incentive plan, and a corporate name change (collectively, the "Actions").

                        DIRECTOR AND OFFICER COMPENSATION

EXECUTIVE COMPENSATION OF THE COMPANY

         The following executive compensation chart highlights the compensation for the Company's executive officers. No other executive officers received salary and bonus in excess of $100,000 for the fiscal years ended September 30, 2005, 2004 and 2003.

                                                                        --------------------------------------
                                                                                Long Term Compensation
                               ---------------------------------------- --------------------------------------
                                         Annual Compensation                     Awards             Payouts
----------------------         ---------------------------------------- -------------------------- -----------
                                                                                       Securities
        Name                                               Other         Restricted    Underlying
        and                                                Annual          Stock        Options/      LTIP        All Other
      Principal                              Bonus      Compensation      Award(s)      SARs (#)     Payouts     Compensation
      Position          Year    Salary ($)    ($)           ($)             ($)           (2)          ($)            ($)
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- --------------
Kevin R. Keating        2005     $     0       $0            $0             N/A          N/A          N/A           $5,000
(Pres., Secr., and
Treas.) (1)
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- --------------
David L. Hadley         2005     $16,848       $0            $0             N/A          N/A          N/A            N/A
(former CEO and         2004     $60,000       $0            $0             N/A          N/A          N/A           20,500
Pres.) (2)              2003     $60,000       $0            $0             N/A          N/A          N/A           20,500
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- --------------

(1) Mr. Keating became President, Secretary, Treasurer, and a director effective February 4, 2005. On June 28, 2005, the Company issued Mr. Keating 500,000 shares of its common stock in consideration for services rendered by him, valued at $5,000. Effective November 22, 2005, Mr. Keating resigned as the President, Treasurer and Secretary of the Company.

(2) Effective as of February 4, 2005, in connection with a change of control of Century, David L. Hadley resigned as its President, CEO and Chairman of the Board, Karen A. Hadley, resigned as its Secretary and one of its directors, and Syed M. Huq, resigned as its Treasurer and one of its directors.

         There were no option grants to any executive officers during the fiscal year ended September 30, 2005, and no options were exercised by any executive officer during the fiscal year ended September 30, 2005.

         The Company did not pay any compensation to any director in the year ended September 30, 2005.

EXECUTIVE COMPENSATION OF VERSATILE

         The following table sets forth information concerning all compensation paid for services to Versatile by its executive officers in all capacities for the fiscal years ended December 31, 2002, 2003, and 2004. No other executive officer received total annual salary and bonus in excess of $100,000 during these periods.


                                                                        --------------------------------------
                                                                                Long Term Compensation
                               ---------------------------------------- --------------------------------------
                                         Annual Compensation                     Awards             Payouts
----------------------         ---------------------------------------- -------------------------- -----------
                                                                                       Securities
        Name                                               Other         Restricted    Underlying
        and                                                Annual          Stock        Options/      LTIP        All Other
      Principal                              Bonus      Compensation      Award(s)      SARs (#)     Payouts     Compensation
      Position          Year    Salary ($)    ($)           ($)             ($)           (2)          ($)            ($)
---------------------- ------- ------------ --------- ----------------- ------------ ------------- ----------- --------------
Daniel Guez             2004      62,308       N/A          52,836           N/A          N/A          N/A            N/A
(Chief Executive        2003        N/A        N/A           N/A             N/A          N/A          N/A            N/A
Officer, President      2002        N/A        N/A           N/A             N/A          N/A          N/A            N/A
and Secretary of
Versatile)
---------------------- -------- ------------ --------- ----------------- ------------ ------------- ----------- -------------

OPTION GRANTS

         Versatile was formed under the laws of the State of California. During the period from its inception (April 21, 2001) through December 31, 2004, it did not maintain any shareholder option plan. Accordingly, Versatile did not grant options to purchase stock during the period from its inception (April 21, 2001) through December 31, 2004.

EMPLOYMENT CONTRACTS

         Versatile does not have employment agreements with any of its executive officers or key employees. The Company does not have employment agreements with any of its newly appointed executive officers. However, the Company contemplates entering into an employment agreement with Darryn Barber.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH OFFICERS, DIRECTORS AND 5% HOLDERS

THE COMPANY

         Other than the transactions described below, since January 1, 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or will be a party:

         -        in which the amount involved exceeds $60,000; and

         - in which any director, executive officer, shareholder who beneficially owns 5% or more of Century's common stock or any member of their immediate family had or will have a direct or indirect material interest.

         On January 31, 2005, the Company entered into an Assumption Agreement (the "Assumption Agreement") with Global Medical Technologies, Inc. an Arizona corporation ("Global"), David L. Hadley, one of our former officers ("Hadley"), and Natural Technologies, Inc., an Arizona corporation ("NTI"). Under the Assumption Agreement, we contributed all of the shares of common stock of our inactive subsidiaries, Century Pacific Financial Corp. and Century Pacific Investment Management Corporation, to Global. Global agreed to assume all of our liabilities and to indemnify us for any loss we incur with respect to such assumed liabilities. Global, NTI, and Hadley also agreed to release us from any and all obligations and claims. Shares of Global were subsequently distributed to the Company's stockholders and Global operates as an independent company.

         On February 19, 2004, the Company entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero has not been engaged to provide, and Vero does not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract was for one year. In consideration of the services provided, Vero was paid $1,000 for each month in which services were rendered. The agreement with Vero was terminated as of the Closing.

         On August 30, 2004, we issued 1,000,000 shares of restricted common stock in exchange for a $85,000 note payable to David L. Hadley, one of our former officers.

         On December 15, 2004, we issued 2,470,000 restricted common shares in exchange for $125,000 accumulated unpaid salary to David L. Hadley.

         On February 16, 2005, we received a non-interest bearing, unsecured demand loan from KRM Fund in the amount of $50,000 to provide working capital for operating expenses. On June 28, 2005 we issued 5,000,000 restricted common shares in full payment of the $50,000 note payable to KRM Fund. We granted KRM Fund piggyback registration rights with respect to these shares.

         On June 28, 2005, we issued 500,000  restricted  common shares to Kevin
R. Keating for services valued at $5,000. We granted Mr. Keating piggyback registration rights with respect to these shares.

         Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund and is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of the Company's common stock currently owned by Kevin R. Keating.

         At the Closing, the Company entered into a certain financial advisory agreement with Keating Securities, LLC under which Keating Securities, LLC was paid $350,000 by the Company for its advisory services rendered to the Company in connection with the exchange transaction.

VERSATILE AND BELLA ROSE

         Other than the transactions described below, since January 1, 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which Versatile or Bella Rose was or will be a party:

         -        in which the amount involved exceeds $60,000; and

         - in which any director, executive officer, shareholder who beneficially owns 5% or more of Century's common stock or any member of their immediate family had or will have a direct or indirect material interest.

         During 2004, Tag-It Pacific, Inc. loaned an aggregate of $293,989 to Versatile which loan was unsecured and due on demand. On May 16, 2005, the then outstanding balance of $300,000 due to Tag-It Pacific, Inc. was repaid with borrowings from an unrelated entity. On May 16, 2005, Colin Dyne, CEO of Tag-It Pacific, Inc., assumed Versatile's obligation to the unrelated entity in exchange for the issuance of 45 shares of Versatile's common stock.

         During the year ended December 31, 2004 and the nine months ended September 30, 2005, Versatile purchased trim products from Tag-It Pacific, Inc., a related entity as of May 16, 2005, amounting to $10,480 and $54,966, respectively.

         A note payable to Paul Guez, Daniel Guez's father, amounting to $75,000 at September, 30, 2005, is unsecured, bears interest at 5% and is due on demand.

         In conjunction with the Capital Raise, we issued warrants to purchase an aggregate of 5,781,250 shares of common stock on a pre-reverse split basis to Sanders Morris Harris, Inc., the placement agent, and its employees Dean Oakey and Jonah Sulak. The warrants are fully vested and have a per share exercise price of $0.135. From June 1997 to the present date, Mr. Oakey has served as the Managing Director of Corporate Finance and Capital Markets at Sanders Morris Harris, Inc.

                                   NAME CHANGE

         On November 23, 2005, holders representing approximately 66.9% of the outstanding Series A Convertible Preferred Stock, 77.1% of the Company's outstanding common stock, and 67.3% of the outstanding common stock and Series A Convertible Preferred Stock voting together as a single class took action by written consent to change the name of the Company from Century Pacific Financial Corporation to People's Liberation, Inc.

         The board of directors has authorized the change in the Company's name to People's Liberation, Inc. In the judgment of the board of directors, the change of the Company's name is desirable to more correctly reflect the business operations of the Company after its acquisitions of Versatile Entertainment, Inc. and Bella Rose, LLC, the Company's wholly-owned subsidiaries, and their core operating businesses of designing, developing, manufacturing, marketing, distributing and selling high end fashion jeans, apparel and accessories under the "People's Liberation" and "William Rast" brands.

         On November 23, 2005, the board of directors authorized a change in the name of the Company to People's Liberation, Inc. to be effected by an amendment to Article I of the Company's Certificate of Incorporation. A form of Certificate of Amendment to the Certificate of Incorporation of the Company is attached to this Information Statement as Exhibit A.

         The approval of an amendment to the Certificate of Incorporation to change the Company's name requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On November 23, 2005, the action to change the name of the Company was approved by written consent of holders of a majority of Century's common stock, holders of a majority of Century's Preferred Stock, and by holders of a majority of Century's common stock and Preferred Stock voting together as a single class. As such, no vote or further action of the stockholders of the Company is required to approve the name change. You are hereby being provided with notice of the approval of the name change by less than unanimous written consent of the stockholders of the Company.

         The Company intends to file the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                          REVERSE SPLIT OF COMMON STOCK

         On November 23, 2005, holders representing approximately 66.9% of the outstanding Series A Convertible Preferred Stock, 77.1% of the Company's outstanding common stock, and 67.3% of the outstanding common stock and Series A Convertible Preferred Stock voting together as a single class took action by written consent to authorize a reverse split to reduce the number of shares of outstanding common stock at the rate of 1 share for every 9.25 shares of common stock then outstanding.

         On November 23, 2005, the board of directors authorized the reverse split.

         The reverse split will change neither the number of authorized shares of common stock nor the par value per share of common stock. None of the rights of the common stock are being changed as a result of the reverse split and, therefore, the rights of the holders of common stock will remain unchanged, including the right of one vote for each share of common stock in any action requiring a vote of the holders of common stock, the right to liquidation proceeds after any preference shares, and the right to receive dividends when and if declared by the board of directors.

         Each share of Series A Convertible Preferred Stock is currently convertible into 100 shares of the Company's common stock on a pre-reverse split basis (the "Conversion Rate") and carries a number of votes equal to the number of shares of common stock issuable upon conversion. The holders of Series A Convertible Preferred Stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. In connection with the reverse split, the Conversion Rate will be adjusted to take into account the reduction in the number of shares of the Company's common stock currently outstanding.

         Each share of Series A Convertible Preferred Stock will immediately and automatically be converted into shares of the Company's common stock (the
"Mandatory Conversion") upon the approval and effectiveness of the reverse split. Accordingly, following the reverse split and the Mandatory Conversion, the holders of the currently outstanding 3,038,231.92 shares of Series A Convertible Preferred Stock will, in the aggregate, receive approximately
32,845,751 shares of the Company's common stock, representing 95.7% of the outstanding shares of the Company's common stock immediately following the reverse split and the Mandatory Conversion. The existing stockholders of the Company's common stock will, following the Mandatory Conversion and reverse split, own approximately 1,489,192 shares of the Company's common stock, representing 4.3% of the outstanding shares of common stock.

         The Company is presently authorized under its Certificate of Incorporation to issue 150,000,000 shares of common stock. The Company is not proposing to reduce the amount of authorized shares of common stock. Following the reverse split and the Mandatory Conversion, there will be approximately 34,334,942 shares of common stock outstanding. With 150,000,000 shares of common stock authorized for issuance (as described below), the Company will have unissued shares for future issuance.

         Stockholders do not have any dissenter or appraisal rights in connection with the reverse split. There will be no change in the number of stockholders as a result of the reverse split. There is no intention to take the Company private because of the reverse split or otherwise.

SPECIAL TREATMENT OF STOCKHOLDERS HOLDING FEWER THAN 925 (BUT AT LEAST 100) COMMON SHARES AND FRACTIONAL SHARE TREATMENT

         The  Company's  board  of  directors   approved  special  treatment  of
stockholders of record as of the effective date of the reverse split holding fewer than 925 shares of common stock to prevent those stockholders from holding less than 100 shares after the reverse split. The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares).

         Accordingly, stockholders holding less than 925 shares but at least 100 shares as of the effective date of the reverse split ("Eligible Holders"), will receive 100 shares of common stock after the reverse split.

         The reverse split will not affect the common stock held by stockholders holding less than 100 shares as of the effective date of the reverse split. The result of this special treatment is that additional shares of common stock will be outstanding than if the reverse split identically affected all stockholders.

         No fractional shares will be issued for any fractional share interest created by the reverse split and held by a stockholder with more than 100 shares after the reverse split; those stockholders will receive a full share of common stock for any fractional share interests created by the reverse split.

REASONS FOR REVERSE SPLIT AND SPECIAL TREATMENT

         The Company believes the recent per share price of the common stock may have an adverse effect on the marketability of its existing shares and the amount and percentage of transaction costs paid by individual stockholders. Based on the Company's current capital structure, the Company's ability to raise capital by issuing new shares may also be affected because the Company is very near its maximum authorization. The reverse split is also necessary to allow for the conversion of the Series A Convertible Preferred Stock into shares of the Company's common stock.

         The Company believes that the reverse split may also be advantageous to the Company and its stockholders, because it may provide the opportunity for higher share prices based upon fewer shares outstanding. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         As a general rule, potential investors who might consider making investments in the Company may be unwilling to do so when the company has a large number of shares issued and outstanding with little or no stockholders' equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as a general rule of experience. A reduction in the total outstanding shares may, without any assurance, make the Company's capitalization structure more attractive.

         While the Company's acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, but being considered for the future, the Company believes that it is in the interests of the Company to adjust its capital structure in the direction of conformity with the NASDAQ structural requirements, including the minimum price per share and the number of round lot stockholders. At the current date, even with the proposed changes, the Company would not meet NASDAQ criteria. Additionally, NASDAQ requirements may change. There is no assurance that the proposed changes will meet the requirements for or any other exchange when, and if, the Company is otherwise qualified. There is no assurance that the Company will qualify for NASDAQ.

         There is no assurance that any effect on the price of the Company's common stock will result, or that the market price for the Company's common stock, immediately or shortly after the reverse split becomes effective, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. The Company is proposing the steps it deems the best calculation to meet the market attractively; however, the Company cannot control the market's reaction. Further, there can be no assurances given that a higher market price, if it occurs as a result of the reverse split, will encourage more broker-dealers or investors to become involved in the Company's common stock.

         It should also be noted that the liquidity of the Company's common stock might be adversely affected by the reverse split given the reduced number of shares of common stock that would be outstanding after the reverse split. The Company's board of directors anticipates, however, that the expected higher market price as a result of the reverse split will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

EFFECT OF REVERSE SPLIT

         The following table sets forth the effect of the reverse split and the special treatment being afforded to Eligible Holders to preserve round lot stockholders.

                TABLE SHOWING EFFECT OF 1 FOR 9.25 REVERSE SPLIT

-----------------------------------------  -------------------------------------
NUMBER OF SHARES HELD BY STOCKHOLDER        NUMBER OF SHARES HELD BY STOCKHOLDER
       PRIOR TO REVERSE SPLIT                        AFTER REVERSE SPLIT
-----------------------------------------  -------------------------------------
         Less than 100 shares               Same Number as Held Prior to Reverse
                                                           Split
-----------------------------------------  -------------------------------------
     100 shares to 925 Shares (1)                       100 shares
-----------------------------------------  -------------------------------------
              926 shares                                101 shares
-----------------------------------------  -------------------------------------
             5,000 shares                               541 shares
-----------------------------------------  -------------------------------------
            10,000 shares                              1,082 shares
-----------------------------------------  -------------------------------------
            25,000 shares                              2,703 shares
-----------------------------------------  -------------------------------------
            50,000 shares                              5,406 shares
-----------------------------------------  -------------------------------------

(1) Assumes such holder is an Eligible Holder as described above.

         Under the reverse split, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of the Company's board of directors to issue authorized and unissued shares of common stock without further stockholder action. The issuance in the future of such additional authorized shares of common stock may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights of the currently outstanding shares of common stock and Series A Convertible Preferred Stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of common stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Certificate of Incorporation or bylaws.

         Because the shares of common stock held by stockholders holding 99 or fewer shares of common stock will not be affected by the reverse split, and because Eligible Holders holding 925 or fewer shares of common stock but at least 100 shares of common stock as of the effective date of the reverse split will receive 100 shares of common stock after the reverse split, the reverse split will not increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more. The Company also incurs added administrative costs for holders who only hold a few shares of common stock including transfer agent fees, stockholder mailing costs, etc. Further, the Company will not suffer any reduction in current round lot holders which will assist it in meeting certain NASDAQ and exchange listing requirements, when or if the Company qualifies.

         In addition, because the shares of common stock held by stockholders holding less than 100 shares of common stock will not be affected by the reverse split, and because Eligible Holders holding 925 or fewer shares of common stock but at least 100 shares of common stock as of the effective date of the reverse split will receive 100 shares of common stock after the reverse split, the reverse split will not affect all stockholders uniformly and will adversely affect the percentage ownership interest of stockholders holding more than 100 shares of common stock, particularly those holding more than 925 shares of common stock. Because of the special treatment afforded these stockholders, proportionate voting rights and other rights and preferences of the holders of common stock who hold more than 100 shares of common stock, particularly those who hold more than 925 shares, will also be adversely affected by the reverse split. This special treatment will result in additional shares of common stock being outstanding than if all stockholders were identically affected by the reverse split.

NO EXCHANGE OF STOCK CERTIFICATES REQUIRED.

         Upon the reverse split becoming effective, stockholders (at their option and at their expense) may exchange their stock certificates representing pre-reverse split common shares for new certificates representing post-reverse split common shares. Stockholders are not required to exchange their stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNLESS REQUESTED TO DO SO.

ACCOUNTING CONSEQUENCES

         Upon the reverse split becoming effective, the par value per share of common stock would remain unchanged at $0.001 per share. As a result, on the effective date of the reverse split, the stated capital on the Company's balance sheet attributable to the common stock will be reduced proportionally, based on the exchange ratio of the reverse split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The net income or loss and net book value per share of common stock will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse split. The foregoing accounting consequences relate solely to the effect of the reverse split, without giving effect to the Mandatory Conversion of the Series A Convertible Preferred Stock which will occur at the time the reverse split becomes effective.

REQUIRED CONSENT

         On November 23, 2005, the reverse split was approved by the written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and by holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. On November 23, 2005, the board of directors approved the reverse split. The approval of the reverse split requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. As such, no vote or further action of the stockholders of the Company is required to approve the reverse split. You are hereby being provided with notice of the approval of the reverse split by less than unanimous written consent of the stockholders of the Company.

         Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, the Company intends to set the effective date for the reverse split and take all other required actions to complete the reverse split consistent with the foregoing.

                              STOCK INCENTIVE PLAN

GENERAL

         On November 23, 2005, holders representing approximately 66.9% of the outstanding Series A Convertible Preferred Stock, 77.1% of the Company's outstanding common stock, and 67.3% of the outstanding common stock and Series A Convertible Preferred Stock voting together as a single class took action by written consent to adopt the Company's 2005 Stock Incentive Plan (the "2005 Plan").

         On November 23, 2005, the Board of Directors of the Company approved the 2005 Plan. The 2005 Plan is attached to this Information Statement as Exhibit B.

         The approval of the 2005 Plan requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On November 23, 2005, the action to approve the 2005 Plan was approved by written consent of holders of a majority of the Company's common stock, holders of a majority of the Company's Preferred Stock, and by holders of a majority of the Company's common stock and Preferred Stock voting together as a single class. As such, no vote or further action of the stockholders of the Company is required to approve the 2005 Plan. You are hereby being provided with notice of the approval of the 2005 Plan by less than unanimous written consent of the stockholders of the Company.

         The Board of Directors approved the 2005 Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company's future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company's current employees and consultants.

         At November 28, 2005, the last reported sales price of the common stock on the Over the Counter Bulletin Board was $0.35 per share.

SUMMARY OF THE 2005 PLAN

         The principal terms and provisions of the 2005 Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2005 Plan and is qualified in its entirety by reference to the full text of the 2005 Plan, which is appended as Exhibit B to this Information Statement.

         TYPES OF AWARDS. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2005 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise. The 2005 Plan also permits the grant of stock purchase rights whereby the recipient is permitted the right to purchase shares reserved under the plan for a period of time.

         NUMBER OF SHARES. Subject to adjustment as described below, the number of shares of common stock that would be available for grant of stock options under the 2005 Plan is 3,500,000 (immediately following the reverse split).

         ADMINISTRATION. The 2005 Plan will be administered by the Board of Directors. The Board of Directors has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, to cancel or suspend awards under certain conditions, and to accelerate the exercisability of awards. The Board will be authorized to interpret the 2005 Plan, to establish, amend, and rescind any rules and regulations relating to the 2005 Plan, to determine the terms of agreements entered into with recipients under the 2005 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2005 Plan.

         ELIGIBILITY. Options and rights to purchase may be granted under the 2005 Plan to officers, directors, employees and consultants of the Company and its subsidiaries, including Versatile Entertainment, Inc. and Bella Rose, LLC, as the Board from time to time selects. As of November 22, 2005, all officers, directors, employees and consultants of the Company, Versatile and Bella Rose would have been eligible to receive awards under the 2005 Plan.

         STOCK OPTION GRANTS. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Board, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. The Board shall determine the term of each stock option (subject to a maximum of 10 years) and each option will be exercisable pursuant to a vesting schedule determined by the Board. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Board, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Company may require the grantee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock. We may withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due from the Company to the recipient of the award an amount equal to such taxes.

         STOCK PURCHASE RIGHTS. Stock purchase rights are generally treated similar to stock options with respect to exercise/purchase price, exercisability and vesting.

         ADJUSTMENTS. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2005 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

         TRANSFERABILITY. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

         TERMINATION OF SERVICE. If a grantee's service to the Company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately prior to the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee's service to the Company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the Company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment

         CHANGE OF CONTROL AND CERTAIN CORPORATE TRANSACTIONS. Generally, a "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

         A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         If a Change of Control occurs, the Board will determine, in its sole discretion, whether to accelerate any vested or unvested portion of any option grant. Additionally, if a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2005 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

         LOANS AND GUARANTEES. Subject to applicable law, the Board has sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

         AMENDMENT AND TERMINATION. The Board of Directors may amend the 2005 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed.

         Unless sooner terminated by the Board of Directors, the 2005 Plan will terminate on November 22, 2015.

TAX ASPECTS OF THE 2005 PLAN

         FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2005 Plan under existing applicable provisions of the Internal Revenue Code (the "Code") and the regulations adopted pursuant to such code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

         NONQUALIFIED STOCK OPTIONS. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

         INCENTIVE STOCK OPTIONS. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

         The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

         STOCK PURCHASE RIGHTS. A recipient will not have any taxable income at the time a stock purchase right is granted nor will the Company be entitled to a deduction at that time. When the stock purchased under any such right is sold, the recipient will recognize taxable ordinary income or short or long term capital gain, depending on how long the shares have been held.

         Generally, Section 162(m) of the Code does not allow a tax deduction to be taken by a public company for certain compensation to the chief executive officer and the four highest compensated employees that exceeds $1,000,000 for each such employee in a taxable year. Section 162(m) of the Code provides an exception  to this  compensation  deduction  limitation  in the case of  certain performance-based compensation. The 2005 Plan and the grants of awards thereunder are intended to meet this performance-based compensation exception.

AWARDS UNDER THE 2005 PLAN

         Awards under the 2005 Plan are made by the Board. The Board has not determined to grant stock options to any particular individual under the 2005 Plan.

EQUITY COMPENSATION PLAN INFORMATION

         The Company did not have any equity compensation plans as of the date of this Information Statement.

                              AVAILABLE INFORMATION

         Please read all the sections of this information statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

         The following documents, which are on file with the Commission (Exchange Act File No. 000-16075) are incorporated in this Information Statement by reference and made a part hereof:

         (i) Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2005.

         (ii) Current Report on Form 8-K filed November 25, 2005, reporting the closing of the transactions contemplated by the Exchange Agreement with Versatile Entertainment, Inc., and Bella Rose, LLC.

         (iii)    Current Report on Form 8-K filed  November 1, 2005,  reporting
                  execution   of   the   Exchange   Agreement   with   Versatile
                  Entertainment, Inc. and Bella Rose, LLC.

         (iv) Schedule 14f-1 Information Statement filed November 3, 2005, reporting the proposed change in control of the Company as a result of the acquisition of Versatile Entertainment, Inc., and Bella Rose, LLC.

         All  documents  filed by the company  with the  Commission  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

         The Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 150 West Jefferson Boulevard, Los Angeles, California 90007, and its telephone number is (213) 745-2123.


CENTURY PACIFIC FINANCIAL CORPORATION

Los Angeles, California
December 16, 2005

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                      CENTURY PACIFIC FINANCIAL CORPORATION

         The undersigned, Daniel S. Guez, Chief Executive Officer of Century Pacific Financial Corporation (the "Corporation"), a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the Corporation is Century Pacific Financial Corporation. The original name of the Corporation is Philco Financial Management Corp., and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 29, 1982.

         2. The terms and provisions of this Certificate of Amendment (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         3.       Article  I  of  the   Corporation's   Amended   and   Restated
Certificate of Incorporation is hereby amended and restated as follows:

           "The name of this corporation is People's Liberation, Inc.
                             (the "CORPORATION")."

         4.       Article  IV  of  the   Corporation's   Amended  and   Restated
Certificate of Incorporation is hereby amended and restated as follows:


                  "A.      Capital  Stock.   The  aggregate  number  of
         shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000 shares, of which 150,000,000 shares shall be classified as common stock, $0.001 par value per share ("Common Stock"), and 10,000,000 shares shall be classified as preferred stock, $0.001 par value per share ("Preferred Stock"). Effective as of 4:30 p.m. Eastern Standard Time on the date of filing of this Certificate of Amendment of Amended and Restated Certificate of Incorporation (the "Effective Time"), each share of Common Stock of the Corporation issued and outstanding or held as treasury shares at the Effective Time (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as 0.108108 of one share of Common Stock subject to the special treatment described below. In connection with the Reverse Split, there will be special treatment of stockholders of record as of the Effective Time holding fewer than 925 shares of common stock to prevent those stockholders from holding less than 100 shares after the Reverse Split. The special treatment is being afforded to preserve round lot stockholders (i.e., holders owning at least 100 shares). Accordingly, stockholders holding less than 925 shares but at least 100 shares as of the Effective Time ("Eligible Holders"), will receive 100 shares of common stock after the Reverse Split. The Reverse Split will not affect the common stock held by stockholders holding less than 100 shares as of the Effective Time. No fractional shares will be issued for any fractional share interest created by the Reverse Split and held by a stockholder with more than 100 shares after the Reverse Split; those stockholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

         The Corporation's authorized shares of Common Stock, each having a par value of $0.001 per share, shall not be changed. The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the Reverse Split provided for herein, are no longer issued shares of Common Stock."

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the ___ day of January, 2006.


                                         ---------------------------------------
                                         Daniel S. Guez, Chief Executive Officer

                                   EXHIBIT B

                            2005 STOCK INCENTIVE PLAN

                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2005 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Century Pacific Financial Corporation, a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             SECTION 2: DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in SECTION 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement or Stock Purchase Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "CHANGE IN CONTROL" shall mean:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

         (2)      The   sale,   transfer   or  other   disposition   of  all  or
substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY" means Century Pacific  Financial  Corporation,  a corporation
organized   under  the  laws  of  the  State  of  Delaware  (or  any   successor
corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to SECTION 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  SECTION  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OFFEREE" means a Participant who is granted a Purchase Right pursuant to the Plan.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in SECTION 3, to receive grants of Rights.

         "PLAN" means this 2005 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "PURCHASE PRICE" shall have the meaning set forth in SECTION 7.3.

         "PURCHASE  RIGHT" means the right to purchase Stock granted pursuant to
SECTION 7.

         "RIGHTS" means Stock Options and Purchase Rights.

         "REPURCHASE RIGHT" shall have the meaning set forth in SECTION 8.7 of the Plan.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock, par vaule $0.001 per share, of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to SECTION 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in SECTION
6.1.

         "STOCK PURCHASE AGREEMENT" shall have the meaning set forth in SECTION 7.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                            SECTION 3: ADMINISTRATION

         3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant to Eligible Persons, pursuant to the terms of the Plan, (i) Stock Options, (ii) Purchase Rights or (iii) any combination of the foregoing.

         3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Rights are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Rights shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Right; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option and Purchase Right, including, without limitation, the Exercise Price, Purchase Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Option

Agreement or Stock Purchase Agreement relating to such grant or sale; (ix) to amend any outstanding Rights for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; (xii) to the extent permitted by law, by resolution adopted by the Board, to authorize one or more officers of the Company to do one or both of the following: (a) designate eligible officers and employees of the Company or any of its subsidiaries to be recipients of Awards and (b) determine the number of such Awards to be received by such officers and employees, provided that the resolution so authorizing such officer or officers shall specify the total number of Awards such officer or officers may award; and (xiii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in SECTION 9, 3,500,000 shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. Notwithstanding any portion of the foregoing to the contrary, no adjustment shall be made to the shares subject to this Plan with respect to the Company's proposed reverse stock split anticipated to occur on or around January 2006 (the "Reverse Split").

         4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be 1,000,000 shares (after giving effect to the Reverse Split). The number of shares that are subject to Rights under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Rights hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                   SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with SECTION 9, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3      EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall be not less than 100% of the Fair Market Value of the Stock on the Date of Grant.

                  6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee or Purchaser, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a Share on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by SECTIONS 6.3.1 and 6.3.2(I) shall be inoperative if a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in SECTION 8 hereof.

         6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company and its subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or
(ii). Outstanding Options that are not vested at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 LEAVES OF ABSENCE. For purposes of SECTION 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

               SECTION 7: TERMS AND CONDITIONS OF AWARDS OR SALES

         7.1 STOCK PURCHASE AGREEMENT. Each award or sale of shares of Stock under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

         7.2 DURATION OF OFFERS. Unless otherwise provided in the Stock Purchase Agreement, any right to acquire shares of Stock under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company.

         7.3      PURCHASE PRICE.

                  7.3.1 IN GENERAL. Each Stock Purchase Agreement shall state the price at which the Stock subject to such Stock Purchase Agreement may be purchased (the "PURCHASE PRICE"), which, with respect to Stock Purchase Rights, shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Purchase Price shall be no less than 100% of the Fair

Market Value of the shares of Stock on either the Date of Grant or the date of purchase of the Purchase Right.

                  7.3.2 TEN PERCENT STOCKHOLDERS. A Ten Percent Stockholder shall not be eligible for designation as a Purchaser unless the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share.

                  7.3.3 NON APPLICABILITY. The Purchase Price restrictions required by SECTIONS 7.3.1 and 7.3.2 shall be inoperative if a determination is made by counsel for the Company that such Purchase Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  7.3.4 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable in a form described in SECTION 8.

         7.4 WITHHOLDING TAXES. As a condition to the purchase of shares, the Purchaser shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

                        SECTION 8: PAYMENT; RESTRICTIONS

         8.1 GENERAL RULE. The entire Purchase Price or Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Purchase Price or Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) in the case of an Option, by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"), (ii) in the case of an Option or a sale of Stock, by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Purchase Price of the Stock with respect to which such Option or portion thereof is thereby exercised or Stock acquired (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

         8.2 WITHHOLDING PAYMENT. The Purchase Price or Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an

Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock Withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         8.3 SERVICES RENDERED. At the discretion of the Administrator, shares of Stock may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         8.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price or Purchase Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         8.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement or Stock Purchase Agreement so allows, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         8.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         8.7 REPURCHASE RIGHTS. Each Stock Purchase Agreement may provide that the Company may repurchase the Participant's Rights as provided in this
SECTION 8.7 (the "REPURCHASE RIGHT").

                  8.7.1 REPURCHASE PRICE. The Repurchase Right shall be exercisable at a price equal to the Purchase Price.

                  8.7.2 EXERCISE OF REPURCHASE RIGHT. A Repurchase Right may be exercised only within 90 days after the termination of the Participant's Service for cash or for cancellation of indebtedness incurred in purchasing the shares; PROVIDED, HOWEVER, the Repurchase Right shall lapse at least as rapidly as to 20% of the Restricted Stock purchased hereunder each year over a period of five years from the date the Restricted Stock is purchased.

         8.8 TERMINATION OF REPURCHASE RIGHT. Each Stock Purchase Agreement shall provide that the Repurchase Rights shall have no effect with respect to, or shall lapse and cease to have effect when a determination is made by counsel for the Company that such Repurchase Rights are not permitted under applicable federal or state securities laws.

         8.9 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Rights, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  8.9.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO or Stock Purchase Right) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this SECTION 8.9.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  8.9.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this SECTION 8.9 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 9: ADJUSTMENTS; MARKET STAND-OFF

         9.1      EFFECT OF CERTAIN CHANGES.

                  9.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Rights, (ii) the number of shares of Stock covered by outstanding Rights and (iii) the Exercise Price or Purchase Price of any Stock Option or Purchase Right, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  9.1.2 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 80% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Rights by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Rights by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Rights with substantially the same terms for such outstanding Rights; or (iv) the cancellation of such outstanding Rights without payment of any consideration, provided that if such Rights would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Rights in whole or in part without regard to any vesting provisions in the Rights agreement.

                  9.1.3 FURTHER ADJUSTMENTS. Subject to SECTION 9.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Rights. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Rights so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Administrator may take such action before or after granting Rights to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  9.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         9.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         9.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this SECTION 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in SECTION 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this SECTION 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Rights. The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         9.4 MARKET STAND-OFF. Each Stock Option Agreement and Stock Purchase Agreement may provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                      SECTION 10: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 11: GENERAL PROVISIONS

         11.1     GENERAL RESTRICTIONS.

                  11.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  11.1.2   LEGENDS.   All   certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  11.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Right shall have no rights as a shareholder with respect to any shares covered by the Rights until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in SECTION 9.1, hereof.

         11.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         11.4 REGULATORY MATTERS. Each Stock Option Agreement and Stock Purchase Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         11.5 RECAPITALIZATIONS. Each Stock Option Agreement and Stock Purchase Agreement shall contain provisions required to reflect the provisions of SECTION 9.

         11.6 DELIVERY. Upon exercise of a Right granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         11.7 OTHER PROVISIONS. The Stock Option Agreements and Stock Purchase Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Rights, as the Administrator may deem advisable.

                     SECTION 12: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 13: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is November 23, 2005. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                           SECTION 14: TERM OF PLAN

         The Plan shall terminate automatically on November 22, 2015, but no later than prior to the 10th anniversary of the effective date. No Right shall be granted pursuant to the Plan after such date, but Rights theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to SECTION 10 hereof.

                            SECTION 15: EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of November 23, 2005.


                                  CENTURY PACIFIC FINANCIAL CORPORATION


                                       /s/ Daniel S. Guez
                                       -------------------------------------
                                  By:  Daniel S. Guez
                                  Its: Chief Executive Officer and President